UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2008

                              Gilman + Ciocia, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-22996                  11-2587324
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

11 Raymond Avenue, Poughkeepsie, New York                          12603
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (845) 486-0900


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 23, 2008, the Financial Industry Regulatory Authority ("FINRA") cleared the request of vFinance Investments, Inc. for an unpriced quotation on the OTC Bulletin Board for Gilman Ciocia, Inc. common stock pursuant to NASD Rule 6640 and Rule 15c2-11 under the Securities Exchange Act of 1934.

A copy of the press release announcing Gilman Ciocia, Inc.'s unpriced quotation on the OTC Bulletin Board is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release, dated April 25, 2008, entitled "Gilman Ciocia, Inc. Common Stock Now Trading on OTC Bulletin Board Under "GTAX.OB" Symbol".


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Gilman Ciocia, Inc.
                                       ----------------------------------------
                                                    (Registrant)

Date: April 25, 2008
      ------------------------         /s/ Ted H. Finkelstein
                                       ----------------------------------------
                                       Name:  Ted H. Finkelstein
                                       Title: Vice President and General Counsel


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